                                                                  EXHIBIT (e)(2)


                                     FORM OF
                                   SCHEDULE A

                          to the Distribution Agreement
                           between ABN AMRO Funds and
                   ABN AMRO Distribution Services (USA), Inc.


                                  Name of Funds
                                  -------------

                   ABN AMRO/Chicago Capital Money Market Fund
                  ABN AMRO/Chicago Capital Municipal Bond Fund
                       ABN AMRO/Chicago Capital Bond Fund
                     ABN AMRO/Chicago Capital Balanced Fund
                           ABN AMRO/Talon Mid Cap Fund
                      ABN AMRO/Chicago Capital Growth Fund
                  ABN AMRO/Chicago Capital Small Cap Value Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                    ABN AMRO/Veredus Growth Leaders Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                     Blairlogie International Developed Fund
                        Blairlogie Emerging Markets Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                           ABN AMRO Europe Equity Fund
                             ABN AMRO Latin America
                           ABN AMRO Asian Tigers Fund
                               ABN AMRO Value Fund
                       ABN AMRO International Equity Fund
                             ABN AMRO Small Cap Fund
                              ABN AMRO Growth Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund